UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report: February 10, 2009

(Date of earliest event reported)

WITEL CORP.

 (Exact name of registrant as specified in its charter)

Nevada	333-145134	20-8734462
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1800 Century Park East, Suite 600 Los Angeles, California		90067
(Address of principal executive offices)		(Zip Code)

(403) 998-1677
(Registrant's telephone number,
including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 10, 2009,  the holders of the majority of the shares of common stock of Witel Corp. (the “Corporation”) (the “Shareholders”), pursuant to Section 205(b) of the Bylaws of the Corporation that states specifically: Any director may be removed from office, with or without cause, by the vote or written consent of stockholders representing not less than fifty percent of the issued and outstanding voting capital stock of the Corporation” removed John S. Neubauer and Raymond T. Bauer as members of the Board of Directors of the Corporation.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

 None.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WiTel Corp.

DATE: February 10, 2009

By:	/s/ James E. Renton
Name: James E. Renton
Title: President & CEO